SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549
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                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2014

                PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)

  FLORIDA
0-17554
59-2924957
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(State or other     (Commission File
(I.R.S. Employer
 jurisdiction        Number)                Identification No.)


200 W. Forsyth Street                           32202
7th Floor
Jacksonville, Florida

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(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (904) 396-5733
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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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               CURRENT REPORT ON FORM 8-K

          PATRIOT TRANSPORTATION HOLDING, INC.

                      May 7, 2014


ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL
CONDITION

	On May 7, 2014, Patriot Transportation Holding, Inc.
(the "Company") issued a press release announcing its earnings for the second quarter of fiscal 2014. A copy of the press release is furnished as Exhibit 99.1.

	The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(c)	Exhibits.

	99.1	Press Release dated May 7, 2014, announcing
results for the second quarter of fiscal 2014.

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                        SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                        PATRIOT TRANSPORTATION HOLDING, INC.


Date:  May 7, 2014      By:  /s/ John D. Milton, Jr.

                        -------------------------------------
                        John D. Milton, Jr.
                        Vice President, and Chief Financial
                        Officer

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                      EXHIBIT INDEX


Exhibit No.
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99.1	Press Release dated May 7, 2014, issued by Patriot
        Transportation Holding, Inc., announcing results for the second quarter of fiscal 2014



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